DuPont Executive Offices Wilmington, DE 19898 E.I. du Pont de Nemours and Company October 28, 2014 Dear DuPont Shareholder: As we approach the conclusion of 2014, DuPont is advancing its next major era of market driven innovation - executing a strong plan that is delivering results today while positioning us for future growth. A year ago, I wrote to you regarding our key decision to separate our Performance Chemicals segment in mid-2015. We remain on schedule in this significant undertaking, making solid progress toward creating two strong, independent companies. For DuPont, the separation is a catalyst that will further advance our effort to extend our leadership in agriculture and nutrition, strengthen and grow our advanced materials capabilities, and leverage our cross-company skill set to develop a world leading bio- based industrial business. Through these strategic priorities, we are helping customers find solutions to capitalize on areas of growing global demand – enabling more, safer, nutritious food; creating high performance, cost effective, energy efficient materials for a wide range of industries; and increasingly delivering renewably sourced bio-based materials and fuels. We know that our progress, the value we create, and the future we make possible matter deeply to our customers, the markets they serve, and to you, our shareholders. DuPont’s management, Board and people are working with urgency and purpose to build a higher growth, higher value DuPont through innovation, disciplined and accountable management, and a strong focus on returns. BUILDING A HIGHER GROWTH, HIGHER VALUE DUPONT Several distinct competitive advantages contribute to our ability to create higher growth and higher value for shareholders in the near- and long-term:  Innovation delivery system: All our businesses call upon our world-class science and technology, a deep understanding of commercial value chains and market knowledge to deliver value-added solutions for customers. This total system of innovation continually renews our portfolio, creates new product lines, and transforms markets to deliver results for our shareholders. In 2013, this system generated $10 billion in revenue from new products launched over the prior four years.  Market access: We are able to build large, global customer relationships, generating new opportunities in multiple market segments as customers increasingly engage the full range of our related capabilities.  Global penetration: Our Agriculture businesses give our other businesses an edge in penetrating and expanding in developing countries, which represent the greatest source of global growth for the foreseeable future. Company sales in developing countries, excluding Performance Chemicals, have almost doubled in the past five years from $5.0 billion to $9.7 billion.

2  Leading position to capture full breadth of bio-based opportunity: We are best positioned with all the capabilities needed to create new categories of renewably sourced, bio-based materials and fuels that combine biological and materials sciences and draw on our feedstock knowledge from our agriculture business. As innovation creates new demand for these products, our pipeline of next- generation renewable products is poised to drive meaningful growth for DuPont that will create long- term benefit for our shareholders. As these advantages and capabilities continue to gain scale, we expect to increase the rate of innovation from our new product pipeline. We will continue to adjust our portfolio to keep it centered on high potential commercial opportunities where DuPont’s innovation, global scale, and efficient execution can create valuable new outcomes. DECISIVE ACTIONS DRIVING VALUE CREATION The new DuPont is emerging from the decisive actions your management team has taken to deliver higher growth and higher value over the last several years, including:  Ongoing portfolio refinement to focus on emerging areas of opportunity, including the acquisition of Danisco, the sale of Performance Coatings, the acquisition of Pannar Seeds (Pty) Ltd, and the pending separation of Performance Chemicals.  Aggressive cost management and productivity improvements, which yielded cost reductions of over $2.0 billion and cumulative working capital savings of over $3.0 billion since 2008. While our SG&A costs are currently competitive, our operational redesign now underway is the latest wave of improvement, expected to deliver at least an additional $1 billion in new savings, with two thirds of that anticipated by the end of 2015 on a run rate basis.  Disciplined capital allocation, which will continue to drive higher growth and higher value through carefully targeted investments in higher growth businesses. We will utilize our balance sheet in a disciplined manner to grow the value of your company while maintaining flexibility. Our efforts have delivered results. Since the end of 2008, we delivered total shareholder return of 253% (as of 9/30/14), substantially above the S&P 500, the S&P Chemicals and Materials indices and our proxy peers across the same period. From 2008 through 2013, we also improved segment adjusted operating margins1 by 650 bps or 69%. Portfolio actions, including the sale of Performance Coatings and the pending separation of Performance Chemicals, have resulted in improved performance. From 2008 through 2013, DuPont’s post-spin businesses increased adjusted segment sales2 by 8% CAGR and segment adjusted operating earnings1 by 20% CAGR. Returning capital to shareholders remains a hallmark of DuPont. From 2009 to date, we returned more than $9 billion to shareholders through dividends, an increase of 12% during this period. In addition 1 Segment adjusted operating earnings and margins are calculated using segment pre-tax operating income (GAAP) less significant items and certain corporate expenses. Calculations exclude Performance Coatings, Performance Chemicals, Pharma and Other. Reconciliations of non-GAAP measures to GAAP are included with this presentation. 2 Segment sales include transfers. CAGR is calculated excluding Performance Coatings, Performance Chemicals and Other.

3 share repurchases have accelerated and we are currently executing a $5 billion share buyback program. The Board remains committed to an attractive dividend and repurchasing stock, as appropriate. MOVING FORWARD WITH A STRATEGY THAT IS WORKING While we have strong momentum, we are never satisfied. We will continue to pursue the right choices and decisions to emphasize accountability and build on our track record, including the rigorous, ongoing review of our portfolio. Against this backdrop of positive momentum, one of our shareholders, Trian Fund Management, has publicly disclosed proposals they made previously to our management and Board. We know that our investors share our goal of building a higher growth, higher value DuPont and, consistent with our open approach to investor input, we have held a number of constructive discussions with Trian, and we consider their ideas within the context of our plan to create higher growth and higher value for shareholders. Trian’s proposals in certain respects are aligned with the direction we set more than five years ago and the related actions we are taking. We are aggressively refining our portfolio; we have made cost reduction and business simplification a way of life, with a major redesign initiative underway that aligns our cost structure with the company’s post-spin portfolio; and we have expanded our capital return program while maintaining a capital structure that supports sustainable growth. However, we know that our businesses strongly benefit from being a part of DuPont. In addition to the benefits of our innovation platforms, market access across large customer relationships, opportunities for market penetration globally, and our favorable position with which to optimize the bio-based opportunity - our company is advantaged by our global scale and infrastructure leverage, our established brand and solid financial foundation. Our capital structure furthermore provides us with important financial flexibility we need to pursue strategic growth opportunities in light of regional and highly seasonal agriculture cash flows. That same strength and flexibility enabled us to continue paying a dividend through the financial crisis. Your Board of Directors and management have been active stewards of your investment in DuPont. Over the past several years, we have delivered results, but, more importantly, we have demonstrated our determination and commitment to increase the value of DuPont for our shareholders. We are working with speed and objectivity, and we are on a critical path. We look forward to updating you on our progress, as the next great era of DuPont takes shape. Sincerely, Ellen Kullman Chair of the Board and Chief Executive Officer

4 Use of Non-GAAP Measures: The letter to shareholders contains certain non-GAAP measurements that management believes are meaningful to investors because they provide insight with respect to operating results of the company. Such measurements are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures used by other companies. Reconciliations of non-GAAP measures to GAAP are provided below. Forward-Looking Statements: This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes," ”intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward- looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company's intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information. Year Year 2013 2008 Total Segment Sales (a) 36,046 26,499 Less: Performance Chemicals (b) 6,932 6,245 Less: Other 6 160 Total Segment Sales (excluding Performance Chemicals and Other) 29,108 20,094 (a) Segment sales includes transfers. SEGMENT ADJUSTED OPERATING EARNINGS Segment Pre-tax Operating Income (PTOI) (GAAP) (c) 5,369 3,373 Less: Performance Chemicals PTOI (b) 941 619 Less: Other/Pharma PTOI (340) 839 Less: Corporate Expenses (d) 605 479 Add: Significant Items (e) 487 466 Segment Adjusted Operating Earnings (excluding Performance Chemicals and Other/Pharma) (f) (Non-GAAP) 4,650 1,902 (b) Prior periods reflect the reclassifications of Viton® fluoroelastomers from Performance Materials to Performance Chemicals. (e) Represents significant items included in Segment PTOI, excluding those related to Performance Chemicals and Other/Pharma. E. I. DU PONT DE NEMOURS AND COMPANY AND CONSOLIDATED SUBSIDIARIES RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) (d) Represents total corporate expenses excluding significant items, an estimate of DuPont Performance Coatings residual costs and an estimate for an amount that would be allocated to Performance Chemicals. (f) Segment adjusted operating margin (non-GAAP) is based on total segment sales and segment adjusted operating earnings, excluding Performance Chemicals and Other/Pharma. (dollars in millions) SEGMENT SALES (c) Segment PTOI is defined as income (loss) from continuing operations before income taxes excluding non-operating pension and other postr tire ent ployee benefit costs, exchange gains (losses), corporate expenses and interest.